Exhibit 32.2

                   CERTIFICATION OF CHIEF ACCOUNTING OFFICER

   Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

     The undersigned executive officer of WVS Financial Corp. (the "Registrant") hereby certifies that the Registrant's Annual Report on Form 10-K for the year ended June 30, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                                     /s/ Keith A. Simpson
                                                     ---------------------------
                                                     Keith A. Simpson
                                                     Vice-President and
                                                     Chief Accounting Officer

Date: September 26, 2003

Note:A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to WVS Financial Corp. and will be retained by WVS Financial Corp. and furnished to the Securities and Exchange Commission or its staff upon request.